                               NASL SERIES TRUST

                               POWER OF ATTORNEY

     The undersigned do hereby constitute and appoint John D. DesPrez III, James
D. Gallagher, Richard C. Hirtle, Brian L. Moore, John G. Vyrsen and registration statements to be filed with the Securities and Exchange Commission under the Securities Act of 1993, as amended (the "1993 Act") and/or the Investment Company Act of 1940, as amended (the "1940 Act"), and to do any and all acts and things and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorney, may deem necessary or advisable to enable NASL Series Trust (the "Trust") to comply with the 1993 Act and the 1940 Act, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with such registration statement, including specifically but without limitation, power and authority to sign for us or any of us in our names and in the capacities indicate below, any and all amendments (including post-effective amendments); and we do hereby ratify and confirm all that the said attorneys, or any of them, shall do or cause to be done by virtue of this power of attorney.

Signature                                Title                       Date
---------                                -----                       ----
/s/ Don B. Allen                       Trustee                     September 27, 1996
--------------------------                                         ------------------
Don B. Allen


/s/ Charles L. Bardelis                Trustee                     September 27, 1996
--------------------------                                         ------------------
Charles L. Bardelis


/s/ Samuel Hoar                        Trustee                     September 27, 1996
--------------------------                                         ------------------
Samuel Hoar


/s/ Brian L. Moore                     Trustee and Chairman        September 27, 1996
--------------------------                                         ------------------
Brian L. Moore


/s/ Robert J. Myers                    Trustee                     September 27, 1996
--------------------------                                         ------------------
Robert J. Myers